Subsequent Events	9 Months Ended
Sep. 30, 2011
Subsequent Events
Subsequent Events

16. Subsequent Events

        On October 10, 2011, CRIC granted 5,579,000 options to purchase its ordinary shares to certain of CRIC's employees at an exercise price of $3.75 per share pursuant to CRIC plan. The options expire ten years from the date of grant and vest ratably at each grant date anniversary over a period of three years. CRIC expects to recognize $13.9 million in compensation expense ratably over the three-years following the grant date.

        On October 10, 2011, the Group granted 1,994,000 options to purchase its ordinary shares to certain of the Group's employees at an exercise price of $5.31 per share pursuant to E-House plan. The options expire ten years from the date of grant and vest ratably at each grant date anniversary over a period of three years. The Group expects to recognize $7.1 million in compensation expense ratably over the three-years following the grant date.

        On October 28, 2011, the Group announced it has submitted a non-binding proposal to the board of directors of CRIC to acquire all the outstanding shares of CRIC that are not owned by the Group. The Group has proposed a fixed consideration consisting of $1.75 cash and 0.6 shares of the Group for each CRIC share. Also, the Group will replace each CRIC stock option for (1) 0.6 of an E-House stock option and (2) a variable E-House stock option, calculated by dividing $1.75 by the average closing price of E-House's public shares for the fifteen consecutive trading days ending with the fourth complete trading day prior to the effective day. Assuming the successful consummation of the transaction, CRIC would become a wholly-owned subsidiary of the Group. The execution of the merger agreement was approved by the Board of the Group and CRIC on December 28, 2011. The completion of the merger is subject to the vote of CRIC shareholders. As the Group retains the controlling financial interest in CRIC after the step acquisition, this transaction will be accounted for as an equity transaction.

        On November 28, 2011, the Group announced it has signed a non-binding term sheet with IFM Investments Limited ("Century 21 China Real Estate") (NYSE: CTC) and its founders. Century 21 China Real Estate is a real estate services provider and the exclusive franchisor for the CENTURY 21® brand in China. Under the proposed transaction, Century 21 China Real Estate will issue approximately 960 million new Class A ordinary shares to E-House and the founders of Century 21 China Real Estate at $0.0267 per share ($0.40 per American depositary share ("ADS")). The total number of new shares issued will represent approximately 57.8% of Century 21 China Real Estate's post-issuance enlarged share capital on a fully diluted basis. Century 21 China Real Estate will receive an aggregate consideration of approximately $25 million. Upon closing of the proposed transaction, E-House will become Century 21 China Real Estate's largest shareholder with a 37.3% ownership stake on a fully diluted basis. Century 21 China Real Estate's founders will have an additional 20.5% equity share on a fully diluted basis, with their purchase of new shares being financed by E-House. The final shareholding split between E-House and Century 21 China Real Estate's founders is subject to minor adjustments prior to the closing of the proposed transaction.